UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2004

Citigroup Commercial Mortgage Securities Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-108125 (Commission File Number)	13-3439681 (IRS Employer Identification No.)
388 Greenwich Street, New York, New York (Address of principal executive offices)	10013 (Zip Code)

Registrant's telephone number, including area code 212-816-6000

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

This current report on Form 8-K /A relates to the monthly distribution reported to the holders of Citigroup Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-C1, which was made on July 16, 2004.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on July 16, 2004.
(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF CITIGROUP COMMERCIAL MORTGAGE SERCURITIES INC., REGISTRANT

Date: August 4, 2004	By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President
Citigroup Commercial Mortgage Securities Inc.
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jul-04
16-Jul-04
N/A
17-Aug-04
30-Jun-04
Administrator:
Jennifer Wilt 312.904.8959
jennifer.wilt@abnamro.com
Analyst:
Christine Paidosh 714.259.6207
christine.paidosh@abnamro.com
Revised Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Delinquent Loan Detail
Historical Collateral Prepayment
Loan Level Detail
Page 2-5
Page 6-8

Page 11-12

Page 17-21
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail
Realized Loss Detail
Appraisal Reduction Detail

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
CCMT04C1
CCMT04C1_200407_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
24-Jun-04
16-Jul-04
17-Apr-40
Parties to The Transaction
Depositor: Citigroup Commercial Mortgage Securities Inc.
Underwriter: CDC Securities Inc./Citigroup Global Markets Inc/Deutsche Bank Securities Inc.
Master Servicer: Wachovia Bank, National Association
Special Servicer: Lennar Partners, Inc.
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.wachovia.com
www.etrustee.net

30-Jul-2004 - 10:06 (R065-R114) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.341402%
30-Jul-04
16-Jul-04
N/A
17-Aug-04
30-Jun-04
Citigroup Commercial Mortgage Securities Inc.
Commerical Mortgage Pass-Through Rate
Series 2004-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
104
REMIC II
Revised Date:
ABN AMRO Acct: 721885.1
1000.000000000
12.617236731
0.000000000
987.382763269
2.746166645
Fixed
0.00
0.00
0.000000000
3.29540000%
0.000000000
173067AA7
A-1
69,957,000.00
69,957,000.00
882,664.03
0.00
69,074,335.97
192,113.58
1000.000000000
0.000000000
0.000000000
1000.000000000
3.904083334
Fixed
0.00
0.00
0.000000000
4.68490000%
0.000000000
173067AB5
A-2
161,062,000.00
161,062,000.00
0.00
0.00
161,062,000.00
628,799.47
1000.000000000
0.000000000
0.000000000
1000.000000000
4.376166647
5.251400000%
0.00
0.00
0.000000000
5.25140000%
0.000000000
173067AC3
A-3
217,418,000.00
217,418,000.00
0.00
0.00
217,418,000.00
951,457.40
1000.000000000
0.000000000
0.000000000
1000.000000000
4.410517699
5.464471061%
0.00
0.00
0.000000000
5.29262123%
0.000000000
173067AD1
A-4
553,662,000.00
553,662,000.00
0.00
0.00
553,662,000.00
2,441,936.05
1000.000000000
0.000000000
0.000000000
1000.000000000
4.410517736
5.464471061%
0.00
0.00
0.000000000
5.29262123%
0.000000000
173067AE9
B
31,039,000.00
31,039,000.00
0.00
0.00
31,039,000.00
136,898.06
1000.000000000
0.000000000
0.000000000
1000.000000000
4.410517967
5.464471061%
0.00
0.00
0.000000000
5.29262123%
0.000000000
173067AF6
C
13,302,000.00
13,302,000.00
0.00
0.00
13,302,000.00
58,668.71
1000.000000000
0.000000000
0.000000000
1000.000000000
4.410517572
5.464471061%
0.00
0.00
0.000000000
5.29262123%
0.000000000
173067AG4
D
26,605,000.00
26,605,000.00
0.00
0.00
26,605,000.00
117,341.82
1000.000000000
0.000000000
0.000000000
1000.000000000
4.410517967
5.464471061%
0.00
0.00
0.000000000
5.29262123%
0.000000000
173067AH2
E
13,302,000.00
13,302,000.00
0.00
0.00
13,302,000.00
58,668.71
1000.000000000
0.000000000
0.000000000
1000.000000000
4.410517591
5.464471061%
0.00
0.00
0.000000000
5.29262123%
0.000000000
173067AL3/U17377AK5/173067AZ2
F
14,780,000.00
14,780,000.00
0.00
0.00
14,780,000.00
65,187.45
1000.000000000
0.000000000
0.000000000
1000.000000000
4.410517591
5.464471061%
0.00
0.00
0.000000000
5.29262123%
0.000000000
173067AM1/U17377AL3/173067BA6
G
11,824,000.00
11,824,000.00
0.00
0.00
11,824,000.00
52,149.96
1000.000000000
0.000000000
0.000000000
1000.000000000
4.410517852
5.464471061%
0.00
0.00
0.000000000
5.29262123%
0.000000000
173067AN9/U17377AM1/173067BB4
H
19,214,000.00
19,214,000.00
0.00
0.00
19,214,000.00
84,743.69
1000.000000000
0.000000000
0.000000000
1000.000000000
4.375000846
5.250000000%
0.00
0.00
0.000000000
5.25000000%
0.000000000
173067AP4/U17377AN9/173067BC2
J
5,913,000.00
5,913,000.00
0.00
0.00
5,913,000.00
25,869.38
1000.000000000
0.000000000
0.000000000
1000.000000000
4.375000000
5.250000000%
0.00
0.00
0.000000000
5.25000000%
0.000000000
173067AQ2/U17377AP4/173067BD0
K
5,912,000.00
5,912,000.00
0.00
0.00
5,912,000.00
25,865.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.375000000
5.250000000%
0.00
0.00
0.000000000
5.25000000%
0.000000000
173067AR0/U17377AQ2/173067BE8
L
5,912,000.00
5,912,000.00
0.00
0.00
5,912,000.00
25,865.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.375000000
5.250000000%
0.00
0.00
0.000000000
5.25000000%
0.000000000
173067AS8/U17377AR0/173067BF5
M
5,912,000.00
5,912,000.00
0.00
0.00
5,912,000.00
25,865.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.375000000
5.250000000%
0.00
0.00
0.000000000
5.25000000%
0.000000000
173067AT6/U17377AS8/173067BG3
N
2,956,000.00
2,956,000.00
0.00
0.00
2,956,000.00
12,932.50
30-Jul-2004 - 10:06 (R065-R114) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.341402%
30-Jul-04
16-Jul-04
N/A
17-Aug-04
30-Jun-04
Citigroup Commercial Mortgage Securities Inc.
Commerical Mortgage Pass-Through Rate
Series 2004-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
104
REMIC II
Revised Date:
ABN AMRO Acct: 721885.1
1000.000000000
0.000000000
0.000000000
1000.000000000
4.375000000
5.250000000%
0.00
0.00
0.000000000
5.25000000%
0.000000000
173067AU3/U17377AT6/173067BH1
P
4,434,000.00
4,434,000.00
0.00
0.00
4,434,000.00
19,398.75
1000.000000000
0.000000000
0.000000000
1000.000000000
4.375000163
5.250000000%
0.00
0.00
0.000000000
5.25000000%
0.000000000
173067AV1/U17377AU3/173067BJ7
Q
19,214,797.00
19,214,797.00
0.00
0.00
19,214,797.00
84,064.74
1000.000000000
18.750577175
0.000000000
981.249422825
3.528833483
4.235951613%
0.00
0.00
0.000000000
4.23460000%
0.000000000
173067AW9/U17377AV1/173067BK4
PM
3,322,214.00
3,322,214.00
62,293.43
0.00
3,259,920.57
11,723.54
1000.000000000
0.000000000
0.000000000
999.253509812
0.175279487
0.00
0.00
0.000000000
0.21033539%
0.000000000
N
173067AJ8/U137377AJ8/173067AX7
X
1,182,418,797.00
1,182,418,797.00
0.00
0.00
1,181,536,132.97
207,253.76
0.000000000
0.000000000
0.000000000
0.000000000
0.000000008
N/A
0.00
0.01
0.000000008
0.00000000%
0.000000000
9ABSR110
R-I Residual
0.00
0.00
0.00
0.00
0.00
0.01
Total P&I Payment
0.00
0.01
1,185,741,011.00
1,185,741,011.00
6,171,760.04
Total
1,184,796,053.54
944,957.46
0.00
5,226,802.58
30-Jul-2004 - 10:06 (R065-R114) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.341402%
30-Jul-04
16-Jul-04
N/A
17-Aug-04
30-Jun-04
Citigroup Commercial Mortgage Securities Inc.
Commerical Mortgage Pass-Through Rate
Series 2004-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
104
Grantor Trust
Revised Date:
ABN AMRO Acct: 721885.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSR112
Y-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSR113
Y-II
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSR114
Y-III
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
30-Jul-2004 - 10:06 (R065-R114) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.341402%
30-Jul-04
16-Jul-04
N/A
17-Aug-04
30-Jun-04
Citigroup Commercial Mortgage Securities Inc.
Commerical Mortgage Pass-Through Rate
Series 2004-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
104
LOAN REMIC
Revised Date:
ABN AMRO Acct: 721885.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
4.235951613%
0.00
0.00
0.000000000
4.23460000%
0.000000000
PM-1 Reg Int.
62,322,215.00
62,322,215.00
62,293.43
0.00
62,259,921.57
219,924.71
1000.000000000
18.750577175
0.000000000
981.249422825
3.528833483
4.235951613%
0.00
0.00
0.000000000
4.23460000%
0.000000000
PM-2 Reg Int.
3,322,214.00
3,322,214.00
62,293.43
0.00
3,259,920.57
11,723.54
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
N/A
0.00
0.00
0.000000000
0.00000000%
0.000000000
9ABSR111
PM-R
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
65,644,429.00
65,644,429.00
356,235.11
Total
65,519,842.14
124,586.86
0.00
231,648.25
30-Jul-2004 - 10:06 (R065-R114) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jul-04
16-Jul-04
N/A
17-Aug-04
30-Jun-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Revised Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
5,030,625.31
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
5,275,390.93
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
5,228,679.99
)
(1,877.42
0.00
0.00
0.00
)
(1,877.42
839,596.35
105,361.11
944,957.46
0.00
0.00
0.00
0.00
0.00
0.00
944,957.46
6,173,637.45
6,171,760.03
1,185,741,012.32
116
944,957.46
0.00
0
0.00
0.00
0
0.00
0
1,184,796,054.86
116
0.00
0.00
105,361.11
244,765.62
105,361.11
244,765.62
46,710.94
0.00
0.00
2,541.56
49,252.50
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(46,710.94
5,226,802.57
Interest Not Advanced (
Current Period
)
0.00
244,765.62
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00

30-Jul-2004 - 10:06 (R065-R114) (c) 2004 LaSalle Bank N.A.

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jul-04
16-Jul-04
N/A
17-Aug-04
30-Jun-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Revised Date:
Cash Reconciliation Summary REMIC II
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
4,808,524.52
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
5,041,561.34
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
4,996,927.80
)
(1,773.49
0.00
0.00
0.00
)
(1,773.49
777,302.92
43,067.69
820,370.61
0.00
0.00
0.00
0.00
0.00
0.00
820,370.61
5,817,298.41
5,815,524.93
1,120,096,583.30
114
820,370.61
0.00
0
0.00
0.00
0
0.00
0
1,119,276,212.69
114
0.00
0.00
43,067.69
233,036.82
43,067.69
233,036.82
44,633.53
0.00
0.00
2,430.82
47,064.35
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(44,633.53
4,995,154.32
Interest Not Advanced (
Current Period
)
0.00
233,036.82
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00

30-Jul-2004 - 10:06 (R065-R114) (c) 2004 LaSalle Bank N.A.

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jul-04
16-Jul-04
N/A
17-Aug-04
30-Jun-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Revised Date:
Cash Reconciliation Summary Pecanland Mall Loan
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
222,100.79
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
233,829.59
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
231,752.19
)
(103.94
0.00
0.00
0.00
)
(103.94
62,293.43
62,293.42
124,586.85
0.00
0.00
0.00
0.00
0.00
0.00
124,586.85
356,339.04
356,235.10
65,644,429.02
2
124,586.85
0.00
0
0.00
0.00
0
0.00
0
65,519,842.17
2
0.00
0.00
62,293.42
11,728.80
62,293.42
11,728.80
2,077.41
0.00
0.00
110.74
2,188.15
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(2,077.41
231,648.25
Interest Not Advanced (
Current Period
)
0.00
11,728.80
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00

30-Jul-2004 - 10:06 (R065-R114) (c) 2004 LaSalle Bank N.A.

Citigroup Commercial Mortgage Securities Inc.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jul-04
16-Jul-04
N/A
17-Aug-04
30-Jun-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Revised Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
Residual
30
0.00
0.00
0.01
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1
30
192,113.58
192,113.58
192,113.58
0.00
15.25%
15.26%
30/360
3.295400000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
628,799.47
628,799.47
628,799.47
0.00
15.25%
15.26%
30/360
4.684900000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
951,457.40
951,457.40
951,457.40
0.00
15.25%
15.26%
30/360
5.251400000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
2,441,936.05
2,441,936.05
2,441,936.05
0.00
15.25%
15.26%
30/360
5.292621228%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
136,898.06
136,898.06
136,898.06
0.00
12.63%
12.63%
30/360
5.292621228%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
58,668.71
58,668.71
58,668.71
0.00
11.50%
11.51%
30/360
5.292621228%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
117,341.82
117,341.82
117,341.82
0.00
9.25%
9.26%
30/360
5.292621228%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
58,668.71
58,668.71
58,668.71
0.00
8.13%
8.13%
30/360
5.292621228%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
65,187.45
65,187.45
65,187.45
0.00
6.88%
6.88%
30/360
5.292621228%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
52,149.96
52,149.96
52,149.96
0.00
5.88%
5.88%
30/360
5.292621228%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
84,743.69
84,743.69
84,743.69
0.00
4.25%
4.25%
30/360
5.292621228%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
25,869.38
25,869.38
25,869.38
0.00
3.75%
3.75%
30/360
5.250000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
25,865.00
25,865.00
25,865.00
0.00
3.25%
3.25%
30/360
5.250000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
25,865.00
25,865.00
25,865.00
0.00
2.75%
2.75%
30/360
5.250000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
25,865.00
25,865.00
25,865.00
0.00
2.25%
2.25%
30/360
5.250000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
12,932.50
12,932.50
12,932.50
0.00
2.00%
2.00%
30/360
5.250000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
19,398.75
19,398.75
19,398.75
0.00
1.63%
1.63%
30/360
5.250000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Q
30
84,064.74
84,064.74
84,064.74
0.00
0.00%
0.00%
30/360
5.250000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
PM
30
11,723.54
11,723.54
11,723.54
0.00
NA
NA
Act/360
4.234600000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X
30
207,253.76
207,253.76
207,253.76
0.00
NA
NA
30/360
0.210335389%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Y-I
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Y-II
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Y-III
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
5,226,802.57
5,226,802.57
5,226,802.58
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
30-Jul-2004 - 10:06 (R065-R114) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jul-04
16-Jul-04
N/A
17-Aug-04
30-Jun-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Interest Adjustments Summary
Revised Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
0.00
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
Other Interest Loss
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds

30-Jul-2004 - 10:06 (R065-R114) (c) 2004 LaSalle Bank N.A.

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jul-04
16-Jul-04
N/A
17-Aug-04
30-Jun-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Revised Date:
Residual
9ABSR109
NR
NR
NR
A-1
173067AA7
NR
Aaa
AAA
A-2
173067AB5
NR
Aaa
AAA
A-3
173067AC3
NR
Aaa
AAA
A-4
173067AD1
NR
Aaa
AAA
B
173067AE9
NR
Aa2
AA
C
173067AF6
NR
Aa3
AA-
D
173067AG4
NR
A2
A
E
173067AH2
NR
A3
A-
F
173067AL3
NR
Baa1
BBB+
G
173067AM1
NR
Baa2
BBB
H
173067AN9
NR
Baa3
BBB-
J
173067AP4
NR
Ba1
BB+
K
173067AQ2
NR
Ba2
BB
L
173067AR0
NR
Ba3
BB-
M
173067AS8
NR
B1
B+
N
173067AT6
NR
B2
B
P
173067AU3
NR
B3
B-
Q
173067AV1
NR
NR
NR
PM
173067AW9
NR
Ba1
BB
X
173067AJ8
NR
Aaa
AAA
Y-I
9ABSR112
NR
NR
NR

30-Jul-2004 - 10:06 (R065-R114) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jul-04
16-Jul-04
N/A
17-Aug-04
30-Jun-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Revised Date:
Y-II
9ABSR113
NR
NR
NR
Y-III
9ABSR114
NR
NR
NR

30-Jul-2004 - 10:06 (R065-R114) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jul-04
16-Jul-04
N/A
17-Aug-04
30-Jun-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Revised Date:
ABN AMRO Acct: 721885.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
16-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

30-Jul-2004 - 10:06 (R065-R114) (c) 2004 LaSalle Bank N.A.

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jul-04
16-Jul-04
N/A
17-Aug-04
30-Jun-04
Commerical Mortgage Pass-Through Rate
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Amort
ABN AMRO Acct: 721885.1
Series 2004-C1
16-Jul-04
116
100.87%
1,184,796,055
99.92%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
104
345
5.34%
5.29%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

30-Jul-2004 - 10:06 (R065-R114) (c) 2004 LaSalle Bank N.A.

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jul-04
16-Jul-04
N/A
17-Aug-04
30-Jun-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Revised Date:
11-Jun-04
71,166.67
71,166.67
0.00
B
48
11-Jun-04
15,486.92
15,486.92
0.00
B
59
11-Jun-04
14,084.68
14,084.68
0.00
B
60
11-Jun-04
13,710.76
13,710.76
0.00
B
61
11-Jun-04
56,780.90
56,780.90
0.00
B
70
11-Jun-04
41,331.03
41,331.03
0.00
B
78
1-Jun-04
34,685.21
34,685.21
0.00
B
84
11-Jun-04
28,858.35
28,858.35
0.00
B
93
1-Jun-04
74,022.22
74,022.22
0.00
B
20b
350,126.73
350,126.73
Total
30-Jul-2004 - 10:06 (R065-R114) (c) 2004 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advance
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jul-04
16-Jul-04
N/A
17-Aug-04
30-Jun-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Revised Date:
Cumulative
Current
30-Jul-2004 - 10:06 (R065-R114) (c) 2004 LaSalle Bank N.A.

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jul-04
16-Jul-04
N/A
17-Aug-04
30-Jun-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
MH
5.53000%
1-Mar-14
CCMT04CA
Mobile home park
0.00
37,797,383
216,202

MH
5.53000%
1-Mar-14
CCMT04CA
Mobile home park
0.00
34,114,449
195,136

MH
5.05000%
1-Mar-09
CCMT04CA
Mobile home park
0.00
24,624,454
133,545

IL
4.63000%
11-May-14
CCMT04CA
Retail
0.00
93,000,000
358,825

NY
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
11,840,000
43,236

NJ
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
8,760,000
31,989

FL
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
6,960,000
25,416

MO
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
6,760,000
24,685

FL
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
5,920,000
21,618

FL
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
5,196,000
18,974

MO
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
4,512,000
16,476

KS
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
4,053,000
14,800

FL
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
3,886,000
14,190

KS
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
3,369,000
12,302

KS
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
3,280,000
11,977

IL
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
3,240,000
11,831

KS
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
3,056,000
11,159

MO
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
2,552,000
9,319

KS
4.38200%
11-May-09
CCMT04CA
Self storage
0.00
1,616,000
5,901

LA
4.27650%
1-Mar-10
CCMT04CB
Retail
0.00
62,259,921
284,394

IL
5.00000%
11-Apr-14
CCMT04CA
Office
0.00
57,000,000
237,500

NH
6.12000%
11-Jun-14
CCMT04CA
Retail
0.00
35,465,463
215,587

OH
5.38000%
11-May-14
CCMT04CA
Retail
0.00
26,960,000
120,871

MI
5.38000%
11-May-14
CCMT04CA
Retail
0.00
7,740,000
34,701

FL
5.37000%
11-May-14
CCMT04CA
Mixed use
0.00
32,670,000
146,198

30-Jul-2004 - 10:06 (R065-R114) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jul-04
16-Jul-04
N/A
17-Aug-04
30-Jun-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
NJ
5.55000%
1-Nov-13
CCMT04CA
Office
0.00
28,333,099
153,985

5.69000%
1-Jan-14
CCMT04CA
Other
0.00
26,835,501
156,537

OR
5.82000%
1-Jan-14
CCMT04CA
Retail
0.00
2,574,640
15,230

OR
5.82000%
1-Jan-14
CCMT04CA
Retail
0.00
2,445,411
14,465

WA
6.12000%
1-Jan-15
CCMT04CA
Retail
0.00
11,435,961
69,838

OR
6.12000%
1-Jan-15
CCMT04CA
Retail
0.00
8,253,780
50,405

OH
5.28000%
1-Dec-08
CCMT04CA
Self storage
0.00
4,316,746
24,102

OH
5.28000%
1-Dec-08
CCMT04CA
Self storage
0.00
4,041,864
22,567

OH
5.28000%
1-Dec-08
CCMT04CA
Self storage
0.00
3,972,399
22,179

OH
5.28000%
1-Dec-08
CCMT04CA
Self storage
0.00
3,473,244
19,392

OH
5.28000%
1-Dec-08
CCMT04CA
Self storage
0.00
3,385,917
18,905

OH
5.28000%
1-Dec-08
CCMT04CA
Self storage
0.00
2,292,341
12,799

OH
5.28000%
1-Dec-08
CCMT04CA
Self storage
0.00
1,887,460
10,538

FL
5.56300%
11-May-11
CCMT04CA
Lodging
0.00
23,032,147
142,725

TX
5.97500%
1-Feb-14
CCMT04CA
Office
0.00
21,892,504
131,548

TX
5.92000%
11-Apr-14
CCMT04CA
Lodging
0.00
20,910,976
134,278

MA
5.60000%
11-Apr-14
CCMT04CA
Office
0.00
19,140,839
110,223

DC
5.05000%
1-Nov-10
CCMT04CA
Office
0.00
13,629,000
57,355

DC
5.05000%
1-Nov-10
CCMT04CA
Office
0.00
5,171,000
21,761

TX
5.91000%
9-Oct-13
CCMT04CA
Retail
0.00
18,757,536
121,374

CA
5.34646%
1-May-14
CCMT04CA
Office
0.00
11,974,693
66,983

CA
5.35384%
1-May-14
CCMT04CA
Office
0.00
5,588,208
31,285

FL
4.92000%
11-Jun-14
CCMT04CA
Multifamily
0.00
17,500,000
71,750
B

IL
5.07000%
11-Apr-14
CCMT04CA
Retail
0.00
17,439,939
94,694

CA
5.99000%
1-Feb-14
CCMT04CA
Retail
0.00
15,673,275
94,328

30-Jul-2004 - 10:06 (R065-R114) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jul-04
16-Jul-04
N/A
17-Aug-04
30-Jun-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
GA
5.65000%
11-Apr-14
CCMT04CA
Office
0.00
15,000,000
70,625

NY
5.29000%
11-May-16
CCMT04CA
Retail
0.00
14,768,410
82,093

FL
5.21000%
1-Mar-09
CCMT04CA
Office
0.00
14,561,220
80,398

FL
5.67000%
1-Nov-13
CCMT04CA
Office
0.00
14,044,702
81,916

CT
5.45000%
1-Mar-14
CCMT04CA
Self storage
0.00
12,946,121
73,405

CA
6.46000%
1-Dec-13
CCMT04CA
Mixed use
0.00
12,922,866
81,827

TX
6.18600%
1-May-14
CCMT04CA
Industrial
0.00
12,178,608
74,610

NY
5.51000%
11-Mar-14
CCMT04CA
Office
0.00
11,950,901
68,210

OK
5.79000%
11-Apr-14
CCMT04CA
Multifamily
0.00
2,474,237
15,693
B

OK
5.79000%
11-Apr-14
CCMT04CA
Multifamily
0.00
2,250,212
14,272
B

OK
5.79000%
11-Apr-14
CCMT04CA
Multifamily
0.00
2,190,472
13,894
B

OK
5.77000%
1-Jan-14
CCMT04CA
Multifamily
0.00
2,096,485
13,331

OK
5.77000%
1-Jan-14
CCMT04CA
Multifamily
0.00
1,449,201
9,215

OK
5.77000%
1-Jan-14
CCMT04CA
Multifamily
0.00
780,110
4,961

NY
6.09500%
1-Jun-15
CCMT04CA
Retail
0.00
10,989,247
66,624

CA
5.34000%
11-May-14
CCMT04CA
Mobile home park
0.00
10,480,000
46,636

CA
5.76500%
9-Nov-13
CCMT04CA
Retail
0.00
9,835,654
58,453

WA
5.31000%
1-Mar-13
CCMT04CA
Retail
0.00
9,810,000
43,409

FL
5.44000%
11-Feb-14
CCMT04CA
Multifamily
0.00
9,700,000
43,973

FL
5.72000%
11-May-14
CCMT04CA
Lodging
0.00
9,073,973
57,084
B

CA
5.55000%
1-Feb-14
CCMT04CA
Retail
0.00
8,952,134
51,384

CA
5.40000%
1-Mar-14
CCMT04CA
Retail
0.00
8,000,000
36,000

TX
5.28000%
1-Jun-13
CCMT04CA
Retail
0.00
7,540,413
42,386

IL
5.68000%
1-Mar-13
CCMT04CA
Retail
0.00
7,500,000
35,500

CO
5.88000%
1-Feb-14
CCMT04CA
Retail
0.00
7,462,647
44,389

30-Jul-2004 - 10:06 (R065-R114) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jul-04
16-Jul-04
N/A
17-Aug-04
30-Jun-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
CA
5.83000%
1-Jan-14
CCMT04CA
Mixed use
0.00
7,207,092
42,678

NC
5.25000%
1-Feb-09
CCMT04CA
Multifamily
0.00
7,100,000
31,063

ME
5.91000%
11-Jun-14
CCMT04CA
Retail
0.00
6,992,911
41,564
B

TX
5.44000%
1-Sep-13
CCMT04CA
Multifamily
0.00
6,800,000
30,827

PA
5.00000%
1-Jun-14
CCMT04CA
Multifamily
0.00
6,683,700
44,217

NJ
5.97000%
1-Nov-13
CCMT04CA
Office
0.00
6,450,303
38,846

CT
5.62000%
1-Nov-13
CCMT04CA
Mixed use
0.00
4,383,635
25,430

CT
5.73000%
1-Oct-13
CCMT04CA
Office
0.00
2,061,352
12,112

OR
6.00000%
1-Feb-14
CCMT04CA
Mixed use
0.00
5,821,560
35,074
B

NV
5.64000%
1-Feb-14
CCMT04CA
Retail
0.00
5,819,436
33,731

OH
5.95000%
11-Jun-14
CCMT04CA
Retail
0.00
5,654,311
33,753

IL
5.82000%
1-Nov-13
CCMT04CA
Retail
0.00
5,605,414
33,224

FL
5.52000%
1-Feb-09
CCMT04CA
Office
0.00
5,570,040
31,866

FL
5.63000%
11-May-14
CCMT04CA
Multifamily
0.00
5,469,128
31,563

LA
6.08000%
1-Mar-12
CCMT04CA
Retail
0.00
2,737,576
18,178

MS
6.08000%
1-Mar-12
CCMT04CA
Retail
0.00
2,590,920
17,204

MD
6.20000%
1-Dec-13
CCMT04CA
Retail
0.00
5,286,561
32,583

WA
5.41000%
11-Apr-13
CCMT04CA
Multifamily
0.00
5,178,355
29,204
B

TX
4.30000%
11-Apr-09
CCMT04CA
Multifamily
0.00
5,100,000
18,275

NJ
6.02000%
1-Oct-13
CCMT04CA
Office
0.00
4,957,882
30,042

MA
6.10000%
1-Mar-19
CCMT04CA
Retail
0.00
4,932,997
42,463

IL
6.10000%
1-Oct-13
CCMT04CA
Office
0.00
4,839,603
29,573

CA
5.15000%
11-Mar-13
CCMT04CA
Retail
0.00
4,803,691
26,346

AZ
5.36000%
1-May-14
CCMT04CA
Mobile home park
0.00
4,644,000
20,743

WA
5.69000%
1-Jan-13
CCMT04CA
Retail
0.00
4,323,497
25,220

30-Jul-2004 - 10:06 (R065-R114) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jul-04
16-Jul-04
N/A
17-Aug-04
30-Jun-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
CT
5.93000%
1-Dec-13
CCMT04CA
Retail
0.00
4,321,004
25,885

CT
5.60000%
11-Apr-14
CCMT04CA
Mixed use
0.00
4,087,367
23,537

CA
5.97000%
1-Mar-16
CCMT04CA
Retail
0.00
4,084,829
24,503

CA
5.06000%
11-Mar-09
CCMT04CA
Office
0.00
4,073,694
24,112

VA
5.97000%
11-Apr-14
CCMT04CA
Retail
0.00
3,988,591
23,905

NC
5.25000%
1-Feb-11
CCMT04CA
Retail
0.00
3,977,438
22,088

TX
4.70000%
11-Mar-09
CCMT04CA
Multifamily
0.00
3,500,000
13,708

IL
5.99000%
1-Nov-13
CCMT04CA
Retail
0.00
3,460,590
22,529

MO
6.00000%
11-May-13
CCMT04CA
Office
0.00
3,269,012
19,635

NV
5.34000%
11-Apr-14
CCMT04CA
Retail
0.00
3,214,519
17,989

IL
5.24000%
11-Mar-14
CCMT04CA
Retail
0.00
2,986,999
16,548

VA
6.02000%
1-Jan-14
CCMT04CA
Retail
0.00
2,855,799
18,591

WA
5.98000%
1-Mar-14
CCMT04CA
Retail
0.00
2,426,010
14,568

AL
6.23000%
11-May-14
CCMT04CA
Retail
0.00
2,393,715
15,802

CA
5.41000%
1-Jan-11
CCMT04CA
Mobile home park
0.00
2,334,838
13,211

4.27650%
1-Mar-10
CCMT04CB
0.00
3,259,921
74,133
B
20b
1,184,796,055
6,222,890
0
30-Jul-2004 - 10:06 (R065-R114) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jul-04
16-Jul-04
N/A
17-Aug-04
30-Jun-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Revised Date:
Loan
Status
Code(1)
Not Available
Not Avail
Not Avail Not Avail
30-Jul-2004 - 10:06 (R065-R114) (c) 2004 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jul-04
16-Jul-04
N/A
17-Aug-04
30-Jun-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Revised Date:
30-Jul-2004 - 10:06 (R065-R114) (c) 2004 LaSalle Bank N.A.

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jul-04
16-Jul-04
N/A
17-Aug-04
30-Jun-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Revised Date:
Not Avail.
30-Jul-2004 - 10:06 (R065-R114) (c) 2004 LaSalle Bank N.A.

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jul-04
16-Jul-04
N/A
17-Aug-04
30-Jun-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Revised Date:
Not Avail.
Not Avail.
Current Total
Cumulative
30-Jul-2004 - 10:06 (R065-R114) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Citigroup Commercial Mortgage Securities Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
30-Jul-04
16-Jul-04
N/A
17-Aug-04
30-Jun-04
Commerical Mortgage Pass-Through Rate
Series 2004-C1
ABN AMRO Acct: 721885.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Revised Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

30-Jul-2004 - 10:06 (R065-R114) (c) 2004 LaSalle Bank N.A.